Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents.
Cash and cash equivalents

16 Cash and cash equivalents

	2018	2017	2016
	$m	$m	$m
Cash at bank and in hand	893	784	782
Short-term deposits	3,938	2,540	4,236
Cash and cash equivalents	4,831	3,324	5,018
Unsecured bank overdrafts	(160)	(152)	(94)
Cash and cash equivalents in the cash flow statement	4,671	3,172	4,924

The Group holds $86m (2017: $93m; 2016: $91m) of Cash and cash equivalents which is required to meet insurance solvency, capital and security requirements.

Under IAS 39 all Cash and cash equivalents were held at amortised cost with fair value approximating to carrying value. Following the adoption of IFRS 9 Financial Instruments on 1 January 2018 US dollar liquidity fund balances included in Cash and cash equivalents were reclassified from amortised cost to fair value through profit or loss. During 2018 AstraZeneca was invested in constant net asset value funds with same day access for subscription and redemption. These investments fail the ‘solely payments of principal and interest’ test criteria under IFRS 9. They are therefore measured at fair value through profit or loss, although the fair value will be materially the same as amortised cost. The balance reclassified on 1 January 2018 was $1,150m as shown under ‘Impact from adoption of IFRS 9’ in the Group accounting policies section.

Non-cash and other movements, within operating activities in the Consolidated Statement of Cash Flows, includes:

	2018	2017	2016
	$m	$m	$m
Gains on disposal of short-term investments	–	(161)	–
Net gains/(losses) on disposal of non-current assets	8	(24)	(29)
Changes in fair value of put option (Acerta Pharma)	(113)	(209)	(41)
Share-based payments charge for period	219	220	241
Settlement of share plan awards	(212)	(254)	(281)
Pension contributions	(174)	(157)	(192)
Pension charges recorded in operating profit	128	74	74
Foreign exchange and other	(146)	(13)	(264)
Total operating activities non-cash and other movements	(290)	(524)	(492)